                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 15, 2003


                   REGIONS ACCEPTANCE LLC (as Depositor under
                 the Trust Agreement dated as of March 1, 2003)
                    (Regions Auto Receivables Trust 2003-1).


             (Exact Name of Registrant as Specified in its Charter)



Delaware                          333-100339-02                55-0800861
-------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)


417 20th Street North
Birmingham, Alabama                                               35203
-------------------------------------------------------------------------------
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (205) 944-1300

                                    No Change
   ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5. Other Events

                  On August 15, 2003, Regions Auto Receivables Trust 2003-1 made the distribution to securityholders contemplated by the Sale and Servicing Agreement dated as of March 1, 2003 (the "Sale and Servicing Agreement") among Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee of Regions Auto Receivables Trust 2003-1 (the "Issuer"), Regions Acceptance LLC, as depositor (the "Depositor"), Regions Bank, as seller, master servicer, administrator and custodian ("Regions") and The Bank of New York, as indenture trustee (the "Indenture Trustee").

         A copy of the Payment Date Statement to Securityholders for such Payment Date delivered pursuant to Section 5.08 of the Sale and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  20. Monthly Payment Date Statement to Securityholders, with respect to the August 15, 2003 Payment Date, delivered pursuant to Section 5.08 of the Sale and Servicing Agreement, dated March 1, 2003, among the Issuer, the Depositor, Regions and the Indenture Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS ACCEPTANCE LLC

                                  By: /s/ Ron Luth
                                      -----------------------------------------
                                      Ron Luth
                                      President and Chief Executive Officer






Dated: August 15, 2003

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

20 Monthly Payment Date Statement to Securityholders, with respect to the August 15, 2003 Payment Date, delivered pursuant to Section 5.08 of the Sale and Servicing Agreement, dated March 1, 2003, among the Issuer, the Depositor, Regions and the Indenture Trustee.